CUSIP No. 235906104                                       Page 24 of 69 Pages

                                                                      EXHIBIT 18

                            DAMEN FINANCIAL CORPORATION




TO:

     Please complete, sign and return one copy of this Questionnaire to the President of Damen Financial Corporation as soon as possible. You may retain the other copy for your personal files. Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. If there is any situation about which you have any doubt, please give relevant facts so that the information may be reviewed by our counsel. Unless otherwise indicated by the context, the term "Company" refers to the Company, Damen National Bank (the "Bank") and any other subsidiaries or affiliates of the Company.

1. If you are a nominee to become a director of the Company, please furnish the following information:

     1.   Please set forth your full name.

          Answer:        J. Dennis Huffman
                  -------------------------------------------

     2.   Please indicate your birth date.

          Answer:        7/2/42
                  -------------------------------------------

     3. Are you related by blood, marriage or adoption to any director, executive officer or person nominated or chosen to become a director or executive officer of the Company or any subsidiary or other affiliate of the Company? If so, state the identity of the director or officer and the nature of the relationship. Relationships more remote than first cousin need not be mentioned.

          Answer:        No
                  -------------------------------------------

     4. Are you being selected to serve pursuant to any arrangement or understanding between yourself and any other person (other than directors or officers of the Company acting solely in their capacities as such)? If so, describe the arrangement or understanding below.

          Answer:        No
                  -------------------------------------------

     5. Please give a brief account of your business experience during the past five years (together with applicable dates); include your principal occupations and employment during that period and the name and principal business of any

CUSIP No. 235906104                                       Page 25 of 69 Pages

          corporation or other organization in which such occupations and employment were carried on. What is required is information relating to the level of your professional competence, which may include, depending upon the circumstances, such specific information as the size of the operation supervised.

          Answer:   Mr. Huffman graduated from DePaul University and holds an
          MBA from Northwestern University's Kellogg Graduate School of Management. Mr. Huffman spent 20 years in the banking business before leaving the position of chief operating officer of Beverly Bank, the lead bank for Beverly Bancorp. He was a bank director and served as board laison between the client banks. He is currently a partner in DHK Development Corp, developer and leasing agent for commercial and residential real estate and an active trader on the floor of the Chicago Board of Trade. DHK controls over $5,000,000 of commercial and residential real estate.  Trades U.S. Treasury
          Bond contracts.
          --------------------------------------------------------------------

     6. If you are a nominee to be a director, please list all other directorships in publicly held companies which you presently hold.

          Answer:        None
                  -------------------------------------------

     7. If you are a nominee to become a director, are you a member or employee of a law firm which the Company has retained during the last fiscal year or which the Company proposes to retain in the current fiscal year? If your answer is "yes" please indicate whether the fees paid to your law firm by the Company exceed five percent (5%) of the firm's gross revenues for its last fiscal year.

          Answer:        No
                  -------------------------------------------

     8. If you are a director or a nominee to become a director, are you now, or have you been during the last fiscal year, an executive officer, or do you now own, or have you owned during the last fiscal year, directly or indirectly, in excess of a ten percent (10%) equity interest in any firm, corporation or other business or professional entity:

          (1) Which has made payments to the Company or its subsidiaries for property or services1 during the Company's last fiscal year in excess of $838,050 (five percent (5%)) of the Company's consolidated gross revenues for the last fiscal year);

          Answer:        No
                  -------------------------------------------

          (2) Which proposes to make payments to the Company or its subsidiaries for property or services during the current fiscal year in excess of $838,050 (five percent (5%)) of the Company's consolidated gross revenues for the last fiscal year);

CUSIP No. 235906104                                       Page 26 of 69 Pages

          Answer:        No
                  -------------------------------------------


          (3) To which the Company or its subsidiaries was (were) indebted2 at any time during the Company's last fiscal year in an aggregate amount in excess of $11,555,450 (five percent (5%)) of the Company's consolidated assets at the end of the last fiscal year);

          Answer:        No
                  -------------------------------------------

          (4) To which the Company or its subsidiaries has (have) made payments for property or services during such entity's last fiscal year in excess of five percent (5%) of such entity's gross revenues for its last fiscal year; or

          Answer:        No
                  -------------------------------------------

          (5) To which the Company or its subsidiaries propose(s) to make payments for property or services during such entity's current fiscal year in excess of five percent (5%) of such entity's consolidated gross revenues for its last fiscal year?

          Answer:        No
                  -------------------------------------------

     9. If you are a nominee to become a director, are you a director, partner, officer or employee of any investment banking firm which has performed services for the Company (other than as a participating underwriter in a syndicate) during the last fiscal year or which the Company proposes to employ in the current fiscal year? If your answer is "yes" please indicate whether the fees paid to your investment banking firm by the Company exceed five percent (5%) of that firm's consolidated gross revenues for its last fiscal year.

          Answer:        No
                  -------------------------------------------

     10. If you are a nominee to become a director, are you a control person3 of the Company.

          Answer:        No
                  -------------------------------------------

     11. If you are a nominee to become a director, do you have any other relationships with the Company or its subsidiaries similar in nature and scope to those described above?

          Answer:        No
                  -------------------------------------------

CUSIP No. 235906104                                       Page 27 of 69 Pages

     12. If you were the beneficial owner of more than ten percent (10%) of the Company's Common Stock, did you file all required reports on Forms 3, 4 and 5 on a timely basis during the fiscal year ending September 30, 1998.

          Answer:        N/A
                  -------------------------------------------

     If you answered "No" to the foregoing question, please give the details on a separate sheet and attach it to this Questionnaire setting forth the number of late reports, the number of transactions that were not reported on a timely basis and any known failure to file a required report.

2. If you are a nominee to become a director of the Company, have any of the following events occurred during the past five years? If so, describe the circumstances below:

     1. Was a petition under the Bankruptcy Act or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) yourself,
          (ii) any partnership in which you were a general partner at the time or within two years before such event, or (iii) any corporation or business association of which you were an executive officer at the time of or within two years before such event?

          Answer:        No
                  -------------------------------------------

     2. Were you convicted in a criminal proceeding, or are you the named subject of a criminal proceeding that is presently pending? Omit traffic violations and other minor offenses.

          Answer:        No
                  -------------------------------------------

     3. Were you the subject of any court order, judgment or decree, not subsequently reversed, suspended, or vacated, which permanently or temporarily enjoined you from any of the following activities:

          (1) Acting as a futures commission merchant, introducing broker, commodity trading adviser, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing or as an investment advisor, underwriter, broker, or dealer in securities, or as an affiliated person, director, or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activities?

          Answer:        No
                  -------------------------------------------

          (2)  Engaging in any type of business practice?

CUSIP No. 235906104                                       Page 28 of 69 Pages

          Answer:        No
                  -------------------------------------------


          (3) Engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws or federal commodities laws?

          Answer:        No
                  -------------------------------------------

     4. Were you the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days your right to engage in any of the activities described above or your right to be associated with persons in any of such activities?

          Answer:        No
                  -------------------------------------------

     5. Were you found by a court in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law where such judgment has not subsequently been reversed, suspended or vacated?

          Answer:        No
                  -------------------------------------------

     6. Were you found by a court in a civil action or by the Commodities Futures Trading Commission to have violated any federal commodities law where such judgment has not been subsequently reversed, suspended or vacated?

          Answer:        No
                  -------------------------------------------

          If you answered "Yes" to any of the foregoing questions, please give the details on a separate sheet and attach it to this Questionnaire.

     7. Describe briefly any substantial interest, direct or indirect, by security holdings or otherwise, you have in any matter to be acted upon at the meeting:

          Answer:        None
                  -------------------------------------------

CUSIP No. 235906104                                       Page 29 of 69 Pages

     8. State with respect to all securities of the Company purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date:

          Answer:    DATE SOLD          SHARES
                    ----------          ------
                    1/24/97             1,000
                    2/5/97              2,000
                    5/22/97               400
                    7/24/97               300
                    8/20/97               300
                    9/18/97             1,000

                    DATE PURCHASED      SHARES
                    --------------      -------
                    9/3/98              1,000
                    12/3/98             1,000
                    12/3/98             1,000

     9. If any part of the purchase price or market value or any of the shares specified above is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, so state and indicate the amount of the indebtedness as of the latest practicable date. If such funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, briefly describe the transaction, and state the names of the parties:

          Answer:        None
                  -------------------------------------------

     10. State whether or not you are or were within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof:

          Answer:        No
                  -------------------------------------------

     11. State the amount of securities of the Company owned beneficially, directly or indirectly, by each of the participant's associates4 and the name and address of each such associate.

          Answer:        None
                  -------------------------------------------

CUSIP No. 235906104                                       Page 30 of 69 Pages

3. Do you know of any pending legal proceedings in which either you or any associate4 of yours is a party adverse to the Company or any of its subsidiaries or in which either you or any associate has an interest adverse to the Company or any of its subsidiaries?

          Answer:        No
                  -------------------------------------------

               If your answer is "Yes," please give the details on a separate sheet and attach it to this Questionnaire.

4.
     1. Please state the amount of equity securities of the Company or any of its subsidiaries of which you might be considered the beneficial owner5,6 as of September 30, 1998. (If none, please so state in each case.)

NUMBER OF SHARES OF COMMON STOCK7 OWNED AS OF SEPTEMBER 30, 1998:      1,000
                                                                  -------------

Amount Beneficially Owned8 as of September 30, 1998:       1,000
                                                      -----------------
Of such shares:

     Shares as to which you have
     sole voting power                       1,000
                                     -----------------------

     Shares as to which you have
     shared voting power                     0
                                     -----------------------

     Shares as to which you have
     sole investment power                   1,000

                                     -----------------------
     Shares as to which you have
     shared investment power                 0
                                     -----------------------

     Shares which you have a right
     to acquire within 60 days
     after September 30, 1998.                    0
                                     -----------------------


     2. Do you wish to disclaim beneficial ownership of any of the shares reported in response to 4(a)?

          Answer:        No
                   -------------------------------------------

CUSIP No. 235906104                                       Page 31 of 69 Pages

               If the answer is "Yes," please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s) of the shares in question.

                                                   NUMBER AND
NAME OF ACTUAL        RELATIONSHIP OF        IDENTIFICATION OF SHARES
BENEFICIAL OWNER    SUCH PERSON TO YOU       REPORTED IN RESPONSE TO 4
----------------    ------------------       -------------------------



     3. Please state below the names of persons known by you to beneficially own more than five percent (5%) of the Company's Common Stock8.

          Answer:        Paul Duggan
                  -------------------------------------------

     4. Please describe any remuneration payments proposed to be made to you in the future, directly or indirectly, by the Company or any of its subsidiaries pursuant to any existing plan or arrangement including any special employment or termination agreement (colloquially referred to as a "golden parachute" agreement). If the answer is "none," please so state.

          Answer:        None
                  -------------------------------------------

     5. Please describe any material interest, direct or indirect, of yourself or of any of your associates, or both, in any material transaction9, occurring since the beginning of the Company's last fiscal year or in any material present or proposed transaction to which the Company or any of its subsidiaries was or is to be a party. If the answer is "none," please so state.

          Answer:        None
                  -------------------------------------------

     6. If you or any of your associates were indebted to the Company or any of its subsidiaries at any time since the beginning of the Company's last fiscal year in an amount exceeding $60,000, please specify (a) the largest aggregate amount of indebtedness outstanding at any time during the period, (b) the nature of the indebtedness and of the transaction in which it was incurred, (c) the amount thereof outstanding as of the latest practicable date and (d) the rate of interest paid or charged thereon. If the answer is "none," please so state.

          Answer:        None
                  -------------------------------------------

CUSIP No. 235906104                                       Page 32 of 69 Pages

     I WILL ADVISE THE PRESIDENT OF DAMEN FINANCIAL CORPORATION OR GARY E. MEDLER AT HINSHAW & CULBERTSON, 222 NORTH LASALLE STREET, SUITE 300, CHICAGO, ILLINOIS 60601, AS TO ANY EVENTS RELATING TO THE ITEMS IN THIS QUESTIONNAIRE WHICH OCCUR BETWEEN NOW AND THE TIME OF THE ANNUAL MEETING OF STOCKHOLDERS.


                                   --------------------------------------
               a.     Signature

                                   --------------------------------------
               b.     Print Name


                                   --------------------------------------


                    Relationship to and position(s) by title with the Company, the Bank and any other subsidiaries or affiliates of the Company.


DATE:                         , 1998
     ------------------------
                                    Subscribed and sworn to before me this
                                                 day of            , 1998.
                                    ------------        -----------


                                     -----------------------------------
                                                  Notary Public
My commission expires:

CUSIP No. 235906104                                       Page 33 of 69 Pages


                                      FOOTNOTES


     1 In calculating payments for property and services the following may be excluded:

          (a) Payments where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a public utility at rates or charges fixed in conformity with law or governmental authority; and

          (b) Payments which arise solely from the ownership of securities of the Company and no extra or special benefit not shared on a pro rata basis by all holders of the class of securities is received.

     2 In calculating indebtedness, debt securities which have been publicly offered, admitted to trading on a national securities exchange, or quoted on NASDAQ, may be excluded.

     3 The term "CONTROL" is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),to mean "the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise."

     4 The term "ASSOCIATE," as used herein means (a) any corporation or organization (other than the subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or estate in which you have a beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) member of your "immediately family." Members of your "immediate family" include your spouse, parents, children, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law. Please identify the associate referred to in your answer and describe the relationship.

     5 It is assumed that such securities have not been pledged or otherwise deposited as collateral and are not the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities. If any such arrangement exists, please give the details thereof.

CUSIP No. 235906104                                       Page 34 of 69 Pages


     6 The term "beneficial ownership," as used herein, means you are the beneficial owner of a security, as defined in Rule 13d-3 under the Exchange Act, if you, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise have or share: (a) voting power which includes the power to vote, or to direct the voting of, such security, or (b) investment power which includes the power to dispose, or to direct the disposition, of such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including but not limited to any right to acquire (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, or (iii) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account, or similar arrangement.

     The above definition is very broad and even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you may wish to include such shares in your beneficial ownership disclosure, out of an abundance of caution, and then disclaim beneficial ownership of such securities. If you do disclaim, please furnish the information described in Item 4(b).

     7 Please give separate information with respect to different classes of securities held and state when securities held are those of a subsidiary of the Company.

     8 In addition to answering with respect to any individual, please answer with respect to any "group" as that term is used in section 13(d)(3) of the Exchange Act. Section 13(d)(3) states that "when two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a person for the purpose of this subsection."

     9 To be "MATERIAL," the amount involved in the transaction or series of similar transactions, including all periodic installments in the case of any lease or other agreement providing for periodic payments or other installments, must exceed $60,000.

     The term "TRANSACTION" is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in material transactions are to be disclosed, so that transactions with a corporation or other entity in which you have an interest are included. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company or any of its subsidiaries. See Item 7 with respect to any indebtedness. You might be deemed to have an indirect material interest in similar transactions with the Company by any corporation or organization described in clause (a) of Footnote 4 above. These examples are not meant to be exhaustive, and you are requested to describe any other type of material transaction in which you or your associates may have a direct or indirect material interest.

CUSIP No. 235906104                                       Page 35 of 69 Pages

                            DAMEN FINANCIAL CORPORATION



TO:


     Please complete, sign and return one copy of this Questionnaire to the President of Damen Financial Corporation as soon as possible. You may retain the other copy for your personal files. Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. If there is any situation about which you have any doubt, please give relevant facts so that the information may be reviewed by our counsel. Unless otherwise indicated by the context, the term "Company" refers to the Company, Damen National Bank (the "Bank") and any other subsidiaries or affiliates of the Company.

1. If you are a nominee to become a director of the Company, please furnish the following information:

     1.   Please set forth your full name.

          Answer:        Paul J. Duggan
                  -------------------------------------------


     2.   Please indicate your birth date.

          Answer:        10/29/50
                  -------------------------------------------

     3. Are you related by blood, marriage or adoption to any director, executive officer or person nominated or chosen to become a director or executive officer of the Company or any subsidiary or other affiliate of the Company? If so, state the identity of the director or officer and the nature of the relationship. Relationships more remote than first cousin need not be mentioned.

          Answer:        No
                  -------------------------------------------

     4. Are you being selected to serve pursuant to any arrangement or understanding between yourself and any other person (other than directors or officers of the Company acting solely in their capacities as such)? If so, describe the arrangement or understanding below.

          Answer:        No
                  -------------------------------------------

     5. Please give a brief account of your business experience during the past five years (together with applicable dates); include your principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupations and employment were carried on. What is required is information relating to the level of your

CUSIP No. 235906104                                       Page 36 of 69 Pages


          professional competence, which may include, depending upon the circumstances, such specific information as the size of the operation supervised.

          Answer:   Owner of Jackson Boulevard Capital Management, Ltd. (f/ka
          Jackson Boulevard Fund, Ltd. (Jackcap). Operated Jackcap since 1992. Jackcap operates hedge funds specializing in analysis of savings and loans and banking institutions. Jackcap currently manages over
          $70,000,000 in securities.   Paul Duggan also owns Duggan and
          Associates, a consulting firm which specializes in business valuations and consulting. Clients range in size from $5,000,000 to over $1,000,000,000 in annual sales.
          ----------------------------------------------------------------------

     6. If you are a nominee to be a director, please list all other directorships in publicly held companies which you presently hold.

          Answer:        None
                  -------------------------------------------

     7. If you are a nominee to become a director, are you a member or employee of a law firm which the Company has retained during the last fiscal year or which the Company proposes to retain in the current fiscal year? If your answer is "yes" please indicate whether the fees paid to your law firm by the Company exceed five percent (5%) of the firm's gross revenues for its last fiscal year.

          Answer:        No
                  -------------------------------------------

     8. If you are a director or a nominee to become a director, are you now, or have you been during the last fiscal year, an executive officer, or do you now own, or have you owned during the last fiscal year, directly or indirectly, in excess of a ten percent (10%) equity interest in any firm, corporation or other business or professional entity:

          (1) Which has made payments to the Company or its subsidiaries for property or services1 during the Company's last fiscal year in excess of $838,050 (five percent (5%)) of the Company's consolidated gross revenues for the last fiscal year);

          Answer:        No
                  -------------------------------------------

          (2) Which proposes to make payments to the Company or its subsidiaries for property or services during the current fiscal year in excess of $838,050 (five percent (5%)) of the Company's consolidated gross revenues for the last fiscal year);

          Answer:        No
                  -------------------------------------------

CUSIP No. 235906104                                       Page 37 of 69 Pages

          (3) To which the Company or its subsidiaries was (were) indebted2 at any time during the Company's last fiscal year in an aggregate amount in excess of $11,555,450 (five percent (5%)) of the Company's consolidated assets at the end of the last fiscal year);
          Answer:        No
                  -------------------------------------------


          (4) To which the Company or its subsidiaries has (have) made payments for property or services during such entity's last fiscal year in excess of five percent (5%) of such entity's gross revenues for its last fiscal year; or

          Answer:        No
                  -------------------------------------------

          (5) To which the Company or its subsidiaries propose(s) to make payments for property or services during such entity's current fiscal year in excess of five percent (5%) of such entity's consolidated gross revenues for its last fiscal year?

          Answer:        No
                  -------------------------------------------

     9. If you are a nominee to become a director, are you a director, partner, officer or employee of any investment banking firm which has performed services for the Company (other than as a participating underwriter in a syndicate) during the last fiscal year or which the Company proposes to employ in the current fiscal year? If your answer is "yes" please indicate whether the fees paid to your investment banking firm by the Company exceed five percent (5%) of that firm's consolidated gross revenues for its last fiscal year.

          Answer:        No
                  -------------------------------------------

     10. If you are a nominee to become a director, are you a control person3 of the Company.

          Answer:        No
                  -------------------------------------------

     11. If you are a nominee to become a director, do you have any other relationships with the Company or its subsidiaries similar in nature and scope to those described above?

          Answer:        No
                  -------------------------------------------

     12. If you were the beneficial owner of more than ten percent (10%) of the Company's Common Stock, did you file all required reports on Forms 3, 4 and 5 on a timely basis during the fiscal year ending September 30, 1998.

CUSIP No. 235906104                                       Page 38 of 69 Pages

          Answer:   No
                  -------------------------------------------

     If you answered "No" to the foregoing question, please give the details on a separate sheet and attach it to this Questionnaire setting forth the number of late reports, the number of transactions that were not reported on a timely basis and any known failure to file a required report.

     SEE ATTACHED ANSWER.

2. If you are a nominee to become a director of the Company, have any of the following events occurred during the past five years? If so, describe the circumstances below:

     1. Was a petition under the Bankruptcy Act or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) yourself,
          (ii) any partnership in which you were a general partner at the time or within two years before such event, or (iii) any corporation or business association of which you were an executive officer at the time of or within two years before such event?

          Answer:        No
                  -------------------------------------------

     2. Were you convicted in a criminal proceeding, or are you the named subject of a criminal proceeding that is presently pending? Omit traffic violations and other minor offenses.

          Answer:        No
                  -------------------------------------------

     3. Were you the subject of any court order, judgment or decree, not subsequently reversed, suspended, or vacated, which permanently or temporarily enjoined you from any of the following activities:

          (1) Acting as a futures commission merchant, introducing broker, commodity trading adviser, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing or as an investment advisor, underwriter, broker, or dealer in securities, or as an affiliated person, director, or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activities?

          Answer:        No
                  -------------------------------------------

          (2)  Engaging in any type of business practice?

CUSIP No. 235906104                                       Page 39 of 69 Pages

          Answer:        No
                  -------------------------------------------


          (3) Engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws or federal commodities laws?

          Answer:        No
                  -------------------------------------------


     4. Were you the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days your right to engage in any of the activities described above or your right to be associated with persons in any of such activities?

          Answer:        No
                  -------------------------------------------

     5. Were you found by a court in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law where such judgment has not subsequently been reversed, suspended or vacated?

          Answer:        No
                  -------------------------------------------

     6. Were you found by a court in a civil action or by the Commodities Futures Trading Commission to have violated any federal commodities law where such judgment has not been subsequently reversed, suspended or vacated?

          Answer:        No
                  -------------------------------------------

          If you answered "Yes" to any of the foregoing questions, please give the details on a separate sheet and attach it to this Questionnaire.

     7. Describe briefly any substantial interest, direct or indirect, by security holdings or otherwise, you have in any matter to be acted upon at the meeting:

          Answer:        None
                  -------------------------------------------

CUSIP No. 235906104                                       Page 40 of 69 Pages

     8. State with respect to all securities of the Company purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date:

          Answer:

    SALES
            SHARES     DATE                        SELLER
            ------     ----                        ------
            29,800  12/2/98 Jackson Offshore Fund, Ltd.    (jbo)
            72,000  12/2/98 Paul J. Duggan

PURCHASES
            SHARES     DATE                        BUYER
            -----      ----                        -----
             4,000  12/2/98 Jackson Boulevard Equities L.P.  (jbe)
             2,000  12/2/98 Jackson Boulevard Investments L.P.  (jbi)

TRANSFERS                       ITEM 3.  THESE ARE NOT PURCHASES OR SALES
            SHARES    DATE
            ------    ----
            29,578   1/2/98                                      From JBE to JBI
            29,800   8/1/98                              From JBE and JBI to JBO
           174,000  12/2/98    From Paul J. Duggan to Jackson Boulevard Partners


     9. If any part of the purchase price or market value or any of the shares specified above is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, so state and indicate the amount of the indebtedness as of the latest practicable date. If such funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, briefly describe the transaction, and state the names of the parties:

          Answer: The above purchases were made pursuant to the Margin Agreement on file with Bear Stearns Securities Corp. and are subject to normal negotiated rates and charges. Currently Jackson Boulevard Equities owes $5,224,000 and Jackson Boulevard Investments owes $1,610,000 on their respective agreements.
                   ----------------------------------------------------------

     10. State whether or not you are or were within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof:

CUSIP No. 235906104                                       Page 41 of 69 Pages

          Answer:        None
                  -------------------------------------------

     11. State the amount of securities of the Company owned beneficially, directly or indirectly, by each of the participant's associates4 and the name and address of each such associate.

          Answer:        None
                  -------------------------------------------

3. Do you know of any pending legal proceedings in which either you or any associate4 of yours is a party adverse to the Company or any of its subsidiaries or in which either you or any associate has an interest adverse to the Company or any of its subsidiaries?

          Answer:        No
                  -------------------------------------------

          If your answer is "Yes," please give the details on a separate sheet and attach it to this Questionnaire.

     1. Please state the amount of equity securities of the Company or any of its subsidiaries of which you might be considered the beneficial owner5,6 as of September 30, 1998. (If none, please so state in each case.)

NUMBER OF SHARES OF COMMON STOCK7 OWNED AS OF SEPTEMBER 30, 1998:   246,400
                                                                  ------------
Amount Beneficially Owned8 as of September 30, 1998:       362,400
                                                      ---------------
Of such shares:

     Shares as to which you have
     sole voting power                  246,400
                                     ------------------
     Shares as to which you have
     shared voting power                116,000
                                     ------------------

     Shares as to which you have
     sole investment power              246,400
                                     ------------------

     Shares as to which you have
     shared investment power            116,000
                                     ------------------

     Shares which you have a right
     to acquire within 60 days
     after September 30, 1998.                    0
                                     ------------------

CUSIP No. 235906104                                       Page 42 of 69 Pages

     2. Do you wish to disclaim beneficial ownership of any of the shares reported in response to 4(a)?

          Answer:             No
                  -------------------------------------------

          If the answer is "Yes," please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s) of the shares in question.

                                                         NUMBER AND
NAME OF ACTUAL           RELATIONSHIP OF          IDENTIFICATION OF SHARES
BENEFICIAL OWNER         SUCH PERSON TO YOU       REPORTED IN RESPONSE TO 4
----------------         ------------------       --------------------------



     3. Please state below the names of persons known by you to beneficially own more than five percent (5%) of the Company's Common Stock8.

          Answer:        Paul J. Duggan
                  -------------------------------------------

     4. Please describe any remuneration payments proposed to be made to you in the future, directly or indirectly, by the Company or any of its subsidiaries pursuant to any existing plan or arrangement including any special employment or termination agreement (colloquially referred to as a "golden parachute" agreement). If the answer is "none," please so state.

           Answer:        None
                  -------------------------------------------

     5. Please describe any material interest, direct or indirect, of yourself or of any of your associates, or both, in any material transaction9, occurring since the beginning of the Company's last fiscal year or in any material present or proposed transaction to which the Company or any of its subsidiaries was or is to be a party. If the answer is "none," please so state.

           Answer:        None
                  -------------------------------------------

     6. If you or any of your associates were indebted to the Company or any of its subsidiaries at any time since the beginning of the Company's last fiscal year in an amount exceeding $60,000, please specify (a) the largest aggregate amount of indebtedness outstanding at any time during the period,
     (b) the nature of the indebtedness and of the transaction in which it was incurred, (c) the amount thereof outstanding as of the latest practicable date and (d) the rate of interest paid or charged thereon. If the answer is "none," please so state.

           Answer:        None
                  -------------------------------------------

CUSIP No. 235906104                                       Page 43 of 69 Pages

     I WILL ADVISE THE PRESIDENT OF DAMEN FINANCIAL CORPORATION OR GARY E. MEDLER AT HINSHAW & CULBERTSON, 222 NORTH LASALLE STREET, SUITE 300, CHICAGO, ILLINOIS 60601, AS TO ANY EVENTS RELATING TO THE ITEMS IN THIS QUESTIONNAIRE WHICH OCCUR BETWEEN NOW AND THE TIME OF THE ANNUAL MEETING OF STOCKHOLDERS.


                                    ---------------------------------------
               i.   Signature

                                    ---------------------------------------
               ii.  Print Name

                                    ---------------------------------------



                    Relationship to and position(s) by title with the Company, the Bank and any other subsidiaries or affiliates of the Company.



DATE:                         , 1998
     -------------------------
                                    Subscribed and sworn to before me this
                                           day of                  , 1998.
                                    ------        -----------------


                                    --------------------------------------
                                                Notary Public

My commission expires:

CUSIP No. 235906104                                       Page 44 of 69 Pages

                                      FOOTNOTES


     1 In calculating payments for property and services the following may be excluded:

          (a) Payments where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a public utility at rates or charges fixed in conformity with law or governmental authority; and

          (b) Payments which arise solely from the ownership of securities of the Company and no extra or special benefit not shared on a pro rata basis by all holders of the class of securities is received.

     2 In calculating indebtedness, debt securities which have been publicly offered, admitted to trading on a national securities exchange, or quoted on NASDAQ, may be excluded.

     3 The term "CONTROL" is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),to mean "the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise."

     4 The term "ASSOCIATE," as used herein means (a) any corporation or organization (other than the subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or estate in which you have a beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) member of your "immediately family." Members of your "immediate family" include your spouse, parents, children, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law. Please identify the associate referred to in your answer and describe the relationship.

     5 It is assumed that such securities have not been pledged or otherwise deposited as collateral and are not the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities. If any such arrangement exists, please give the details thereof.

     6 The term "beneficial ownership," as used herein, means you are the beneficial owner of a security, as defined in Rule 13d-3 under the Exchange Act, if you, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise have or share: (a) voting power which includes the power to vote, or to direct the voting of, such security, or (b) investment power which includes the power to dispose, or to direct the disposition, of such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any

CUSIP No. 235906104                                       Page 45 of 69 Pages

time within 60 days including but not limited to any right to acquire (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, or (iii) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account, or similar arrangement.

     The above definition is very broad and even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you may wish to include such shares in your beneficial ownership disclosure, out of an abundance of caution, and then disclaim beneficial ownership of such securities. If you do disclaim, please furnish the information described in Item 4(b).

     7 Please give separate information with respect to different classes of securities held and state when securities held are those of a subsidiary of the Company.

     8 In addition to answering with respect to any individual, please answer with respect to any "group" as that term is used in section 13(d)(3) of the Exchange Act. Section 13(d)(3) states that "when two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a person for the purpose of this subsection."

     9 To be "MATERIAL," the amount involved in the transaction or series of similar transactions, including all periodic installments in the case of any lease or other agreement providing for periodic payments or other installments, must exceed $60,000.

     The term "TRANSACTION" is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in material transactions are to be disclosed, so that transactions with a corporation or other entity in which you have an interest are included. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company or any of its subsidiaries. See Item 7 with respect to any indebtedness. You might be deemed to have an indirect material interest in similar transactions with the Company by any corporation or organization described in clause (a) of Footnote 4 above. These examples are not meant to be exhaustive, and you are requested to describe any other type of material transaction in which you or your associates may have a direct or indirect material interest.

                                        * * *

CUSIP No. 235906104                                       Page 46 of 69 Pages

               QUESTION 12 PAGE 3


               ANSWER


          Form 5 to report issuer transactions that caused shareholder Duggan's percentage of beneficial ownership to increase over 10% was filed on February 11, 1998.

To the extent that the transactions by the issuer (Damen) (a series of buy-backs and a modified Dutch auction) that caused the increase in the percentage of Duggan's shares to go over 10% occurred during the fiscal year ended September 30, 1997 and to the extent that Paul Duggan was required to report such transaction on Form 5, (the reporting of which was due during the fiscal year ended September 30, 1998) the filing of such may not have been made on a timely basis. All required reports have been filed at this time.

CUSIP No. 235906104                                       Page 47 of 69 Pages


                             DAMEN FINANCIAL CORPORATION


TO:


     Please complete, sign and return one copy of this Questionnaire to the President of Damen Financial Corporation as soon as possible. You may retain the other copy for your personal files. Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. If there is any situation about which you have any doubt, please give relevant facts so that the information may be reviewed by our counsel. Unless otherwise indicated by the context, the term "Company" refers to the Company, Damen National Bank (the "Bank") and any other subsidiaries or affiliates of the Company.

7. If you are a nominee to become a director of the Company, please furnish the following information:

     1.   Please set forth your full name.

          Answer:        Vincent Cainkar
                  -------------------------------------------

     2.   Please indicate your birth date.

          Answer:        2/25/49
                  -------------------------------------------

     3. Are you related by blood, marriage or adoption to any director, executive officer or person nominated or chosen to become a director or executive officer of the Company or any subsidiary or other affiliate of the Company? If so, state the identity of the director or officer and the nature of the relationship. Relationships more remote than first cousin need not be mentioned.

          Answer:        No
                  -------------------------------------------

     4. Are you being selected to serve pursuant to any arrangement or understanding between yourself and any other person (other than directors or officers of the Company acting solely in their capacities as such)? If so, describe the arrangement or understanding below.

          Answer:        No
                  -------------------------------------------

     5. Please give a brief account of your business experience during the past five years (together with applicable dates); include your principal occupations and employment during that period and the name and principal business of any corporation or other organization in which such occupations and employment were carried on. What is required is information relating to the level of your

CUSIP No. 235906104                                       Page 48 of 69 Pages

          professional competence, which may include, depending upon the circumstances, such specific information as the size of the operation supervised.

     6.
                    Answer:   Mr. Cainkar is a licensed attorney in the states
          of Illinois and      Florida and a licensed real estate broker in the
          state of Illinois.
          ---------------------------------------------------------------------

                    He is in private legal practice and currently serves as attorney for the city of Burbank, village of Evergreen Park, city of Hickory Hills, village of McCook, Stickney Township and other local governmental entities.
          ---------------------------------------------------------------------


                    He is a nationally recognized bond counsel and rendered
          legal opinions on bond    issues in excess of $200,000,000 and has
          rendered legal advice to several Chicago      area banking
          institutions. Mr. Cainkar is an independent investor and founder of several real estate entities that have developed Chicago area commercial and residential projects.
          ---------------------------------------------------------------------


                    Mr. Cainkar received his B.A. in Chemistry from St. Louis
          University in 1971   and his J.D. from the DePaul University College
          of Law in 1974.
          ---------------------------------------------------------------------

     7. If you are a nominee to be a director, please list all other directorships in publicly held companies which you presently hold.

          Answer:        None
                  -------------------------------------------

     8. If you are a nominee to become a director, are you a member or employee of a law firm which the Company has retained during the last fiscal year or which the Company proposes to retain in the current fiscal year? If your answer is "yes" please indicate whether the fees paid to your law firm by the Company exceed five percent (5%) of the firm's gross revenues for its last fiscal year.

          Answer:        No
                  -------------------------------------------

     9. If you are a director or a nominee to become a director, are you now, or have you been during the last fiscal year, an executive officer, or do you now own, or have you owned during the last fiscal year, directly or indirectly, in

CUSIP No. 235906104                                       Page 49 of 69 Pages

          excess of a ten percent (10%) equity interest in any firm, corporation or other business or professional entity:

          (1) Which has made payments to the Company or its subsidiaries for property or services1 during the Company's last fiscal year in excess of $838,050 (five percent (5%)) of the Company's consolidated gross revenues for the last fiscal year);

          Answer:        No
                  -------------------------------------------


          (2) Which proposes to make payments to the Company or its subsidiaries for property or services during the current fiscal year in excess of $838,050 (five percent (5%)) of the Company's consolidated gross revenues for the last fiscal year);

          Answer:        No
                  -------------------------------------------

          (3) To which the Company or its subsidiaries was (were) indebted2 at any time during the Company's last fiscal year in an aggregate amount in excess of $11,555,450 (five percent (5%)) of the Company's consolidated assets at the end of the last fiscal year);

          Answer:        No
                  -------------------------------------------


          (4) To which the Company or its subsidiaries has (have) made payments for property or services during such entity's last fiscal year in excess of five percent (5%) of such entity's gross revenues for its last fiscal year; or

          Answer:        No
                  -------------------------------------------

          (5) To which the Company or its subsidiaries propose(s) to make payments for property or services during such entity's current fiscal year in excess of five percent (5%) of such entity's consolidated gross revenues for its last fiscal year?

          Answer:        No
                  -------------------------------------------

     10. If you are a nominee to become a director, are you a director, partner, officer or employee of any investment banking firm which has performed services for the Company (other than as a participating underwriter in a syndicate) during the last fiscal year or which the Company proposes to employ in the current fiscal year? If your answer is "yes" please indicate whether the fees paid to your

CUSIP No. 235906104                                       Page 50 of 69 Pages

          investment banking firm by the Company exceed five percent (5%) of that firm's consolidated gross revenues for its last fiscal year.

          Answer:        No
                  -------------------------------------------

     11. If you are a nominee to become a director, are you a control person3 of the Company.

          Answer:        No
                  -------------------------------------------

     12. If you are a nominee to become a director, do you have any other relationships with the Company or its subsidiaries similar in nature and scope to those described above?

          Answer:        No
                  -------------------------------------------

     13. If you were the beneficial owner of more than ten percent (10%) of the Company's Common Stock, did you file all required reports on Forms 3, 4 and 5 on a timely basis during the fiscal year ending September 30, 1998.

          Answer:        N/A
                  -------------------------------------------

     If you answered "No" to the foregoing question, please give the details on a separate sheet and attach it to this Questionnaire setting forth the number of late reports, the number of transactions that were not reported on a timely basis and any known failure to file a required report.

8. If you are a nominee to become a director of the Company, have any of the following events occurred during the past five years? If so, describe the circumstances below:

     1. Was a petition under the Bankruptcy Act or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for the business or property of (i) yourself,
          (ii) any partnership in which you were a general partner at the time or within two years before such event, or (iii) any corporation or business association of which you were an executive officer at the time of or within two years before such event?

          Answer:        No
                  -------------------------------------------

     2. Were you convicted in a criminal proceeding, or are you the named subject of a criminal proceeding that is presently pending? Omit traffic violations and other minor offenses.

          Answer:        No
                  -------------------------------------------

CUSIP No. 235906104                                       Page 51 of 69 Pages

     3. Were you the subject of any court order, judgment or decree, not subsequently reversed, suspended, or vacated, which permanently or temporarily enjoined you from any of the following activities:

          (1) Acting as a futures commission merchant, introducing broker, commodity trading adviser, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing or as an investment advisor, underwriter, broker, or dealer in securities, or as an affiliated person, director, or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activities?

          Answer:        No
                  -------------------------------------------


          (2)  Engaging in any type of business practice?

          Answer:        No
                  -------------------------------------------

          (3) Engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws or federal commodities laws?

          Answer:        No
                  -------------------------------------------

     4. Were you the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days your right to engage in any of the activities described above or your right to be associated with persons in any of such activities?

          Answer:        No
                  -------------------------------------------

     5. Were you found by a court in a civil action or by the Securities and Exchange Commission to have violated any federal or state securities law where such judgment has not subsequently been reversed, suspended or vacated?

          Answer:        No
                  -------------------------------------------

     6. Were you found by a court in a civil action or by the Commodities Futures Trading Commission to have violated any federal commodities law where such judgment has not been subsequently reversed, suspended or vacated?

CUSIP No. 235906104                                       Page 52 of 69 Pages

          Answer:        No
                  -------------------------------------------

          If you answered "Yes" to any of the foregoing questions, please give the details on a separate sheet and attach it to this Questionnaire.

     7. Describe briefly any substantial interest, direct or indirect, by security holdings or otherwise, you have in any matter to be acted upon at the meeting:

          Answer:        None
                  -------------------------------------------

CUSIP No. 235906104                                       Page 53 of 69 Pages

     8. State with respect to all securities of the Company purchased or sold within the past two years, the dates on which they were purchased or sold and the amount purchased or sold on each such date:

          Answer:   10/27/97  Purchase   5,000  Shares @ 15.75
                    10/28/97  Purchase   5,000  Shares @ 15.625
                    12/12/97  Sale       1,800  Shares @ 15.625
                    1/27/98   Sale       3,000  Shares @ 18.00
                    2/6/98    Sale       3,000  Shares @ 18.125
                    8/21/98   Purchase   2,000  Shares @ 15.125

     9. If any part of the purchase price or market value or any of the shares specified above is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities, so state and indicate the amount of the indebtedness as of the latest practicable date. If such funds were borrowed or obtained otherwise than pursuant to a margin account or bank loan in the regular course of business of a bank, broker or dealer, briefly describe the transaction, and state the names of the parties:

     Answer:    The above purchases were made pursuant to the Margin Agreement on file with Morgan Stanley and are subject to normal negotiated rates and charges. This account currently owes $27,333.00.

     10. State whether or not you are or were within the past year, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. If so, name the parties to such contracts, arrangements or understandings and give the details thereof:

          Answer:        No
                  -------------------------------------------

     11. State the amount of securities of the Company owned beneficially, directly or indirectly, by each of the participant's associates4 and the name and address of each such associate.

          Answer:
          Joseph L. Cainkar (adult son) 4,915 shares, 8206 S. Mobile, Burbank, IL 60459
          -------------------------------------------------------------------
          Brooke T. Cainkar (adult daughter) 1,835 shares, 8206 S. Mobile, Burbank, IL 60459
          -------------------------------------------------------------------
          Louis F. Cainkar and Ruth F. Cainkar (parents) 4,000 shares,
          3447 West Clark Drive, Evergreen Park, IL  60805
          -------------------------------------------------------------------

CUSIP No. 235906104                                       Page 54 of 69 Pages

          Cathy M. Cainkar (wife) 4,100 shares, 8206 S. Mobile, Burbank, IL
          60459
          -------------------------------------------------------------------





9. Do you know of any pending legal proceedings in which either you or any associate4 of yours is a party adverse to the Company or any of its subsidiaries or in which either you or any associate has an interest adverse to the Company or any of its subsidiaries?

          Answer:        No
                  -------------------------------------------

If your answer is "Yes," please give the details on a separate sheet and attach it to this Questionnaire

10.
     1. Please state the amount of equity securities of the Company or any of its subsidiaries of which you might be considered the beneficial owner5,6 as of September 30, 1998. (If none, please so state in each case.)

NUMBER OF SHARES OF COMMON STOCK7 OWNED AS OF SEPTEMBER 30, 1998:  4,200
                                                                 -----------
Amount Beneficially Owned8 as of September 30, 1998:       4,200
                                                      ------------------
Of such shares:

     Shares as to which you have
     sole voting power                  100
                                     ----------------
     Shares as to which you have
     shared voting power                4,100
                                     ----------------

     Shares as to which you have
     sole investment power              100
                                     ----------------

     Shares as to which you have
     shared investment power            4,100
                                     ----------------

     Shares which you have a right
     to acquire within 60 days
     after September 30, 1998.               0
                                     ----------------

CUSIP No. 235906104                                       Page 55 of 69 Pages

     2. Do you wish to disclaim beneficial ownership of any of the shares reported in response to 4(a)?

          Answer:             No
                  -------------------------------------------

          If the answer is "Yes," please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s) of the shares in question.

                                                        NUMBER AND
NAME OF ACTUAL           RELATIONSHIP OF          IDENTIFICATION OF SHARES
BENEFICIAL OWNER         SUCH PERSON TO YOU       REPORTED IN RESPONSE TO 4
-----------------        -------------------      --------------------------


     3. Please state below the names of persons known by you to beneficially own more than five percent (5%) of the Company's Common Stock8.

          Answer:        Paul J. Duggan
                  -------------------------------------------

     4. Please describe any remuneration payments proposed to be made to you in the future, directly or indirectly, by the Company or any of its subsidiaries pursuant to any existing plan or arrangement including any special employment or termination agreement (colloquially referred to as a "golden parachute" agreement). If the answer is "none," please so state.

          Answer:        None
                  -------------------------------------------

     11. Please describe any material interest, direct or indirect, of yourself or of any of your associates, or both, in any material transaction9, occurring since the beginning of the Company's last fiscal year or in any material present or proposed transaction to which the Company or any of its subsidiaries was or is to be a party. If the answer is "none," please so state.

         Answer:        None
                  -------------------------------------------

     12. If you or any of your associates were indebted to the Company or any of its subsidiaries at any time since the beginning of the Company's last fiscal year in an amount exceeding $60,000, please specify (a) the largest aggregate amount of indebtedness outstanding at any time during the period,
     (b) the nature of the indebtedness and of the transaction in which it was incurred, (c) the amount thereof outstanding as of the latest practicable date and (d) the rate of interest paid or charged thereon. If the answer is "none," please so state.

          Answer:        None
                  -------------------------------------------

CUSIP No. 235906104                                       Page 56 of 69 Pages

     I WILL ADVISE THE PRESIDENT OF DAMEN FINANCIAL CORPORATION OR GARY E. MEDLER AT HINSHAW & CULBERTSON, 222 NORTH LASALLE STREET, SUITE 300, CHICAGO, ILLINOIS 60601, AS TO ANY EVENTS RELATING TO THE ITEMS IN THIS QUESTIONNAIRE WHICH OCCUR BETWEEN NOW AND THE TIME OF THE ANNUAL MEETING OF STOCKHOLDERS.


                                    --------------------------------
     ITEM 3.          SIGNATURE

                                    --------------------------------
     Item 4.          Print Name

                                    --------------------------------

                    Relationship to and position(s) by title with the Company, the Bank and any other subsidiaries or affiliates of the Company.


DATE:                         , 1998
     ------------------------

                                      Subscribed and sworn to before me this
                                                day of             , 1998.
                                      ---------        ------------


                                      ----------------------------------
                                             Notary Public

My commission expires:

CUSIP No. 235906104                                       Page 57 of 69 Pages

                                      FOOTNOTES

     1 In calculating payments for property and services the following may be excluded:

          (a) Payments where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a public utility at rates or charges fixed in conformity with law or governmental authority; and

          (b) Payments which arise solely from the ownership of securities of the Company and no extra or special benefit not shared on a pro rata basis by all holders of the class of securities is received.

     2 In calculating indebtedness, debt securities which have been publicly offered, admitted to trading on a national securities exchange, or quoted on NASDAQ, may be excluded.

     3 The term "CONTROL" is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),to mean "the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise."

     4 The term "ASSOCIATE," as used herein means (a) any corporation or organization (other than the subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (b) any trust or estate in which you have a beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) member of your "immediately family." Members of your "immediate family" include your spouse, parents, children, siblings, mother- and father-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law. Please identify the associate referred to in your answer and describe the relationship.

     5 It is assumed that such securities have not been pledged or otherwise deposited as collateral and are not the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities. If any such arrangement exists, please give the details thereof.

     6 The term "beneficial ownership," as used herein, means you are the beneficial owner of a security, as defined in Rule 13d-3 under the Exchange Act, if you, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise have or share: (a) voting power which includes the power to vote, or to direct the voting of, such security, or (b) investment power which includes the power to dispose, or to direct the disposition, of such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership. Finally, you are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including but not limited to any right to acquire (i) through the exercise of

CUSIP No. 235906104                                       Page 58 of 69 Pages

any option, warrant or right, (ii) through the conversion of a security, or
(iii) pursuant to the power to revoke, or the automatic termination of, a trust, discretionary account, or similar arrangement.

     The above definition is very broad and even though you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you may wish to include such shares in your beneficial ownership disclosure, out of an abundance of caution, and then disclaim beneficial ownership of such securities. If you do disclaim, please furnish the information described in Item 4(b).

     7 Please give separate information with respect to different classes of securities held and state when securities held are those of a subsidiary of the Company.

     8 In addition to answering with respect to any individual, please answer with respect to any "group" as that term is used in section 13(d)(3) of the Exchange Act. Section 13(d)(3) states that "when two or more persons act as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a person for the purpose of this subsection."

     9 To be "MATERIAL," the amount involved in the transaction or series of similar transactions, including all periodic installments in the case of any lease or other agreement providing for periodic payments or other installments, must exceed $60,000.

     The term "TRANSACTION" is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in material transactions are to be disclosed, so that transactions with a corporation or other entity in which you have an interest are included. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company or any of its subsidiaries. See Item 7 with respect to any indebtedness. You might be deemed to have an indirect material interest in similar transactions with the Company by any corporation or organization described in clause (a) of Footnote 4 above. These examples are not meant to be exhaustive, and you are requested to describe any other type of material transaction in which you or your associates may have a direct or indirect material interest.

                                        * * *